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                                                                   EXHIBIT 10.14


                                   EXHIBIT A

                                  AMENDMENT TO
                          TOREADOR ROYALTY CORPORATION
                             1990 STOCK OPTION PLAN



         Pursuant to the provisions of Section 9 of the Toreador Royalty Corporation 1990 Stock Option Plan (the "Plan"), the Plan is hereby amended, effective as of May 15, 1997, as follows:

         1. Paragraph 1.7 of the Plan is hereby amended in its entirety to read as follows:

                 "Eligible Individuals shall mean officers and key employees, including officers and directors who are also employees of the Corporation or any of its Affiliates.

         2. Paragraph 3.1 of the Plan is hereby amended in its entirety to read as follows:

                 "The Plan shall be administered by a Committee appointed by the Board of Directors and consisting of not less than two members of the Board of Directors, who, at the time of their appointment to the Committee and at all times during their service as members of the Committee, are "non-employee directors" as then defined under Rule 16b-3 under the Act or any successor rule.

         3. Capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Plan.



                                         TOREADOR ROYALTY CORPORATION

                                         By:   /s/ JOHN MARK McLAUGHLIN
                                            ----------------------------------
                                            Name:  John Mark McLaughlin
                                                 -----------------------------
                                            Title: President
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